Exhibit 10.36

EXECUTION VERSION

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

TERMINATION AGREEMENT

This Termination Agreement (the “Termination Agreement”), is dated as of December 7, 2016 (the “Effective Date”), by and among Arius Pharmaceuticals, Inc., a Delaware corporation (“Arius”), Arius Two, Inc., a Delaware corporation (“Arius Two”), BioDelivery Sciences International, Inc., a Delaware corporation (“Parent” and, together with Arius and Arius Two, collectively, “BDSI”), and Endo Pharmaceuticals Inc., a Delaware corporation (“Endo” and together with BDSI, the “Parties”, and each, a “Party”).

RECITALS

WHEREAS, the Parties have entered into a License and Development Agreement, dated as of January 5, 2012 (the “Agreement”);

WHEREAS, the Parties hereto desire to terminate the Agreement, on the terms and subject to the conditions set forth herein (the “Termination”); and

WHEREAS, in connection with the Termination, Endo desires to sell, and BDSI desires to acquire, all right, title and interest in the Assets (as hereinafter defined), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.    Definitions. Capitalized terms used and not defined in this Termination Agreement have the respective meanings assigned to them in the Agreement. In addition to the terms defined elsewhere in this Termination Agreement, the following terms used in this Termination Agreement shall have the meanings specified in this Section 1:

(a)    “A/B Rated” means “therapeutically equivalent” as evaluated by the FDA, applying the definition of “therapeutically equivalent” set forth in the preface to the Orange Book.

(b)    “Assigned Marks” means those trademarks, trade names, trade dress, and/or logos, and registrations thereof and applications therefor, described on Schedule 1(b).

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(c)    “Assigned Material Contracts” means all Closing Material Contracts and Post-Closing Material Contracts that are actually assigned to Parent or its designee in accordance with the terms of this Termination Agreement.

(d)    “Assumed Liabilities” means the following liabilities and obligations, other than Excluded Liabilities: (i) all liabilities and obligations arising under or related to the Assets on or after the Closing; (ii) all liabilities and obligations arising out of any Post-Closing Material Contract that is assigned to Parent or its designee after the Closing, on or after the assignment thereof to Parent pursuant to Section 6; (iii) all liabilities and obligations arising out of any Post-Closing Material Contract prior to the earlier of (A) the assignment thereof to Parent or (B) the thirty-first (31st) day following Closing, provided such obligation or liability does not arise from (x) the gross negligence, intentional misconduct, failure to comply with applicable law, rule, or regulation, or material breach of such Post-Closing Material Contract on the part of Endo or any Affiliate thereof or (y) any actions or omissions of Endo or any Affiliate thereof that are in bad faith or otherwise materially inconsistent with any reasonable written direction of BDSI with respect to such Post-Closing Material Contract; and (iv) all liabilities and obligations for Taxes relating to the Assets or the Assumed Liabilities for any taxable period ending after the Closing Date, in each case, to the extent that such liabilities and obligations are not the direct result of the acts or omissions of Endo or any Affiliate thereof prior to the Closing.

(e)    “BDSI FDA Letters” means the letters from Parent to the FDA with regard to the existing NDA and IND(s) for the Product, duly executed by Parent, to be filed with the FDA no later than one (1) Business Day following the Closing Date (as hereinafter defined), the forms of which shall be reasonable, customary, proposed in good faith by BDSI reasonably in advance of the Closing Date, subject to Endo’s approval, such approval not to be unreasonably withheld, and, upon such approval, attached hereto as Exhibit A.

(f)    “Business” means the business of the commercialization, manufacture, marketing, distribution and sale of the Product.

(g)    “Data Room” means, the electronic data room maintained by or on behalf of Endo located at *** and to which BDSI was provided access.

(h)    “Domain Name Assignment Agreement” means that certain domain name assignment agreement, the form of which is attached hereto as Exhibit B.

(i)    “Endo FDA Letters” means the letters from Endo to the FDA with regard to the existing NDA and IND(s) for the Product and assignment thereof to BDSI, duly

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

executed by Endo, to be filed with the FDA no later than one (1) Business Day following the Closing Date, the forms of which shall be reasonable, customary, proposed in good faith by Endo reasonably in advance of the Closing Date, subject to BDSI’s approval, such approval not to be unreasonably withheld, and, upon such approval, attached hereto as Exhibit C.

(j)    “Endo Marks” means those trademarks, trade names, trade dress, and/or logos, other than BDSI Trademarks and Assigned Marks, that (i) appear on or in any Inventory, any labeling, inserts, packaging, or the like associated therewith and (ii) are not specific to the Product.

(k)    “Excluded Liabilities” means those liabilities and obligations arising from or relating to (i) the negotiation, investigation and performance by or on behalf of Endo of this Termination Agreement, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, (ii) Product or the Assets if such obligations or liabilities are made or brought or arise from facts first occurring prior to the Closing Date, (iii) any contract to which Endo or any of its Affiliates are a party or by which Endo or any of its Affiliates is bound that is not an Assigned Material Contract, (iv) obligations or liabilities arising out of product liability and warranty claims or any claim for injury to any person or property involving the Products used, sold, or otherwise distributed by or on behalf of Endo or its Affiliates prior to the Closing Date, (v) any and all (A) Taxes relating to the Business, the Assets or the Assumed Liabilities for any taxable period ending on or prior to the Closing Date and (B) other Taxes of Endo or any of its Affiliates for any taxable period, (vi) Endo accounts payable, accrued expenses or other current liabilities, (vii) amounts owing under Endo’s and its Affiliates’ intercompany account balances, including those related to the Product, (viii) obligations relating to employees of Endo or its Affiliates, including obligations with respect to any salary, wages, or other compensation, withholding taxes of employees, termination and severance pay, payments related to pension and pension funds, and all vacation and medical or other benefits, and (ix) all liabilities and obligations that arise out of any Post-Closing Material Contract (A) prior to the earlier of (i) the assignment thereof to Parent or (ii) the thirty-first (31st) day following Closing and (B) as a result of (I) the gross negligence, intentional misconduct, failure to comply with applicable law, rule, or regulation, or material breach of such Post-Closing Material Contract on the part of Endo or any Affiliate thereof or (II) any actions or omissions of Endo or any Affiliate thereof that are in bad faith or otherwise materially inconsistent with any reasonable written direction of BDSI with respect to such Post-Closing Material Contract.

(l)    “Indemnified Party” means a party entitled to indemnification under Section 13 or Section 7 of the Transition Services Agreement.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(m)    “Indemnifying Party” means a party obligated to provide indemnification under Section 13 or Section 7 of the Transition Services Agreement.

(n)    “Proceeding” means any action, suit, litigation, claim, administrative action by a Regulatory Authority, other governmental agency, or other Third Party or investigation by a Regulatory Authority or other governmental agency.

(o)    “Product Inventory” means the Product inventory and finished goods related to the manufacture of the Product set forth on Schedule 4(a)(i) hereto.

(p)    “Taxes” means all taxes of any kind whatsoever, and all charges, fees, customs, levies, duties, imposts, required deposits or other assessments, including all federal, state, local or foreign net income, capital gains, gross income, gross receipt, property, franchise, sales, use, excise, withholding, payroll, employment, social security, worker’s compensation, unemployment, occupation, capital stock, transfer, gains, windfall profits, net worth, asset, estimated, transaction, and other taxes, and any interest, penalties or additions to tax with respect thereto, whether disputed or not

(q)    “Trademark Assignment” means that certain trademark assignment, the form of which is attached hereto as Exhibit D.

(r)    “Transaction Documents” means this Termination Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Transition Services Agreement, the Domain Name Assignment Agreement, and the other agreements, instruments and documents required to be delivered at the Closing.

(s)     “Work-in-Progress Inventory” means the raw materials, work in progress, packaging, supplies, parts and other unfinished inventories related to the manufacture of Product set forth on Schedule 4(a)(ii) hereto and that have been paid for by Endo or an Affiliate thereof.

2.    The Termination. The Parties shall terminate the Agreement in accordance with Section 14.2(b) of the Agreement, except as expressly set forth herein. Subject to the terms and conditions set forth herein, at the Closing, the Agreement shall terminate and be of no further force or effect, and the rights and obligations of each of the Parties thereunder shall terminate, except (a) any rights and obligations of the Parties that are expressly designated under Section 15.16 of the Agreement to survive the termination of the Agreement, and (b) any other rights and obligations of the Parties that come into being or effect upon the termination of the Agreement, in each case under clause (a) and clause (b), subject to any applicable terms and conditions of this Termination Agreement.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

3.    Effect of Termination. Notwithstanding the fact that the Agreement is being terminated in accordance with Section 14.2(b) of the Agreement, the Termination shall have the effect of a termination of the Agreement under Section 14.2(a) of the Agreement in the manner further expressly set forth in this Termination Agreement.

(a)    Upon the Closing all licenses granted by BDSI to Endo pursuant to the Agreement (the “Licenses”) shall terminate. ***.

(b)    Upon the Closing, Endo shall grant, and hereby grants effective as of the Closing, BDSI a perpetual, irrevocable, royalty-free, fully-paid, transferable license, with rights of sublicense through multiple tiers of sublicensees, under the Endo Intellectual Property and the Endo Marks to make, have made, use, sell, offer for sale, and import Product (the “Endo License”), provided, that: (i) any Endo Intellectual Property incorporated, utilized, or practiced in the Product (or its use or Manufacture) shall, in the exercise of such rights and, subject to the immediately following clause (ii), be incorporated, utilized, and practiced in the same (or materially the same) manner as incorporated, utilized, or practiced in the Product as it is made, used and sold on the Effective Date and Closing Date; (ii) any Endo Intellectual Property constituting (x) clinical, animal, or in vitro data or results concerning the Product or the use thereof, (y) any analyses of such information or results, or (z) any Developed Technology (including patents, patent applications, or other patent rights) constituting or claiming any invention(s) or improvement(s) based on or resulting from any such data, results, or analyses, or the studies generating such data, results, or analyses shall not, in any case, be subject to the limitation in the preceding clause (i); (iii) the rights granted to BDSI under the Endo Mark pursuant to the Endo License shall be only those rights as may be necessary to permit BDSI to use, distribute (for sale or other use), or sell any Inventory (as hereinafter defined) manufactured by or on behalf of Endo prior to the Closing Date without relabeling and not for any other purpose; and (iv) the rights granted to BDSI under any Developed Technology pursuant to the Endo License shall be only for use with the Product and not for any other purpose.

(c)    Endo shall, as soon as reasonably practicable following the Closing, but in any event within thirty (30) days or otherwise in the applicable time frame set forth below: (i) transfer to Parent or its designee all Pre-Approval Regulatory Submissions, including any INDs and NDAs, Regulatory Approvals and Post-Approval Regulatory Submissions, including those set forth on Schedule 3(c)(i), provided that the Regulatory Submissions seeking Regulatory Approval in Canada (the “Canadian Filings”) shall be assigned to BDSI promptly after the approval thereof by Canadian Regulatory Authorities, pursuant to the process and terms therefor set forth in the Transition Services Agreement; (ii) use commercially reasonable efforts to effect the transfer of legal responsibility to Parent or its designee for the portion of manufacture of Product as set

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

forth on Schedule 3(c)(ii) hereto, in a smooth and orderly fashion consistent with applicable law, and Regulatory Requirements, and those contracts with Third Parties for the manufacture of Product being assigned to Parent upon the Closing; (iii) within one (1) Business Day of the Closing Date, file the required letters with the FDA necessary to effect all such transfers; and (iv) subject to Section 6, assign to Parent or its designee the Post-Closing Material Contracts.

(d)    The terms of Section 14.3(g) of the Agreement, including the sell-off right described therein, shall not apply to the Parties as a result of the consummation of the transactions contemplated hereby.

4.    Purchase and Sale of Assets. In connection with the Termination, and subject to the terms and conditions set forth herein, at the Closing, Endo shall sell, assign, transfer, convey and deliver, and hereby assigns, transfers, and conveys, to Parent, and Parent shall purchase from Endo, all of Endo’s right, title and interest in, to and under, the following assets (collectively, the “Assets”):

(a)    the (i) Product Inventory set forth on Schedule 4(a)(i) hereto, and (ii) Work-in-Progress Inventory set forth on Schedule 4(a)(ii) hereto (collectively, the “Inventory”);

(b)    the contracts, agreements, or similar arrangements executed by Endo or any Affiliate thereof exclusively relating to the Product or the development, commercialization, manufacture, use, sale, marketing, promotion or distribution thereof set forth on Schedule 4(b) hereto (the “Material Contracts”), in each case, for which any permits or approvals necessary to enable them to be assigned to Parent or its designee without breach thereof either (i) (x) are not required or (y) will have been obtained prior to the Closing (collectively, the “Closing Material Contracts”) or (ii) will not have been obtained prior to the Closing (the “Post-Closing Material Contracts”) and will be subject to the provisions set forth in Section 6;

(c)    internet domain names, whether or not trademarks, registered in any top-level domain by any authorized private registrar or Governmental Authority, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies and the content found thereon and related thereto, and URLs, in each case, excluding any Endo Marks appearing therein or thereon, in each case, set forth on Schedule 4(c) hereto (collectively, the “Intellectual Property Assets”);

(d)    the manufacturing equipment owned by Endo and used in the Product manufacturing process set forth on Schedule 4(d) hereto (collectively, the “Equipment”);

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(e)    the Assigned Marks and all of Endo’s and its Affiliates’ rights therein and thereto throughout the world; and

(f)    all Pre-Approval Regulatory Submissions, including any INDs and NDAs, Regulatory Approvals and Post-Approval Regulatory Submissions, other than the Canadian Filings.

5.    Assumed Liabilities. Subject to the terms and conditions set forth herein, and without limitation of any indemnification or other surviving or accrued obligations of Endo under the Agreement, this Termination Agreement, any Transaction Document, or other agreement between Parent, Arius, Arius Two, or any Affiliate of any of the foregoing, on the one hand, and Endo or any Affiliate thereof, on the other hand, BDSI shall assume any and all Assumed Liabilities. Notwithstanding anything to the contrary, and except for those explicit obligations set forth in this Termination Agreement, the Transaction Documents, or the Agreement, (a) BDSI is not assuming any Excluded Liabilities or any liabilities or obligations under this Termination Agreement or any Transaction Documents, other than the Assumed Liabilities, and (b) each Party shall remain responsible and liable for its compliance with this Termination Agreement and the Agreement (including all terms thereof with respect to acts or omissions occurring prior to Closing (and any accrued obligations with respect thereto, including but not limited to royalties payable on Product sold prior to the Closing Date) and the surviving terms thereof on or after Closing).

6.    Non-Assignable Contracts.

(a)    Notwithstanding anything to the contrary in this Termination Agreement, and subject to the provisions of this Section 6, to the extent that the sale, assignment, transfer, conveyance or delivery, or attempted sale, assignment, transfer, conveyance or delivery, to Parent or its designee of any Material Contract would require the consent, authorization, approval or waiver of a person or entity who is not a Party to this Termination Agreement or an Affiliate of a Party to this Termination Agreement, and such consent, authorization, approval or waiver shall not have been obtained prior to the Closing, this Termination Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or an attempted sale, assignment, transfer, conveyance or delivery, thereof; provided, however, that the Closing shall occur notwithstanding the foregoing without any adjustment to the Asset Purchase Price (as hereinafter defined) on account thereof. During the period beginning on the Closing Date and ending on the date that is thirty (30) days following the Closing (the “Assignment Period”), the Parties shall use commercially reasonable efforts, and cooperate with each other, to obtain any such required consent, authorization, approval or waiver, or any release, substitution or amendment required to assign such Post-Closing Material Contracts as soon as possible following Closing; provided, however, that neither BDSI nor Endo shall be required to

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

pay any consideration for any such required consent, authorization, approval, waiver, or release referenced above. If such consent, authorization, approval, waiver, release, substitution or amendment is obtained for a particular Post-Closing Material Contract prior to the expiration of the Assignment Period, Endo shall sell, assign, transfer, convey and deliver to Parent or its designee the relevant contract to which such consent, authorization, approval, waiver, release, substitution or amendment relates for no additional consideration.

(b)    If any Post-Closing Material Contract cannot be transferred to BDSI following the Closing pursuant to Section 6(a), the Parties shall use commercially reasonable efforts to promptly enter into such arrangements (such as subleasing, sublicensing or subcontracting) to provide to BDSI the economic and, to the extent permitted under applicable law, operational equivalent of the transfer of such contract to Parent or its designee as of the Closing. BDSI shall, as agent or subcontractor for Endo pay, perform and discharge fully the liabilities and obligations of Endo arising thereunder, except to the extent such liabilities and obligations were a direct result of (i) the gross negligence, intentional misconduct, failure to comply with applicable law, rule, or regulation, or material breach of such Post-Closing Material Contract on the part of Endo or any Affiliate thereof or (ii) any acts or omissions of Endo or any Affiliate thereof that are in bad faith or otherwise materially inconsistent with any reasonable written direction of BDSI with respect to such Post-Closing Material Contract. To the extent permitted under applicable law, during such period, Endo shall, at BDSI’s expense, hold in trust for and pay to BDSI promptly upon receipt thereof, any such contract and all income, proceeds and other monies received by Endo to the extent related to such contract in connection with the arrangements under this Section 6. Endo shall be permitted to set-off against such amounts all direct costs associated with the retention and maintenance of such Post-Closing Material Contracts.

7.    Purchase Price.

(a)    Purchase Price.

(i)    Asset Purchase Price. The aggregate purchase price for the Assets (the “Asset Purchase Price”) shall be equal to the sum of (i) the Product Inventory Purchase Price (as defined below), (ii) the aggregate book value of the Work-in-Progress Inventory set forth on Schedule 4(a)(ii) hereto (the “Work-in-Progress Book Value”), (iii) the book value set forth on Schedule 4(d) for the Equipment (the “Equipment Book Value”), and (iii) the assumption of the Assumed Liabilities. For purposes of this Termination Agreement, “Product Inventory Purchase Price” shall mean ***.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(ii)    Fee. BDSI shall pay a fee in the amount of $*** (the “Fee” and, together with the Asset Purchase Price, the “Purchase Price”) to Endo as consideration for (i) Endo’s non-compete covenant set forth in Section 12(c) and (ii) Endo’s waiver under Section 3(d) of its right to sell Product for twelve (12) months post-Termination pursuant to Section 14.3(g) of the Agreement.

(iii)    Allocation. ***.

(b)    Method of Payment. Each of the Asset Purchase Price and the Fee shall be paid in quarterly installments (each, a “Quarterly Payment”) on the last calendar day of each calendar quarter in 2017, by wire transfer of immediately available funds to an account designated in writing by Endo to BDSI no later than two (2) Business Days prior to the Closing Date; provided, that, the Product Inventory Purchase Price shall be subject to adjustment in accordance with Section 7(c).

(c)    Calculation and Adjustment of Product Inventory Purchase Price.

(i)    ***.

(ii)    ***.

(iii)    Audit. Notwithstanding the foregoing, Endo (and is representatives on its behalf) shall have the right, during the *** period following the Closing, and during normal business hours upon reasonable advance notice, to review relevant documents and records which are reasonably required to support the calculation of ***. In the event that there is a dispute between the Parties in connection with this Section 7(c), including with respect to the conclusions of any audit under this Section 7(c)(iii), such dispute shall be resolved in accordance with the procedures set forth in Section 16(c).

(d)    Late Payments. Any amount required to be paid hereunder which is not paid on the date due shall bear interest at a rate equal to ***.

8.    Closing. Subject to the terms and conditions of this Termination Agreement, the closing of the Termination and the other transactions contemplated herein (the “Closing”) shall take place on January 6, 2017 or at such other time, date or place as the Parties may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date.”

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

9.    Closing Deliverables.

(a)    At the Closing, Endo shall deliver to BDSI the following:

(i)    a bill of sale in the form of Exhibit E hereto (the “Bill of Sale”) and duly executed by Endo, transferring the Assets to BDSI as described in this Termination Agreement;

(ii)    an assignment and assumption agreement in the form of Exhibit F hereto (the “Assignment and Assumption Agreement”) and duly executed by Endo, effecting the assignment to and assumption by BDSI of the Assets and Assumed Liabilities as described in this Termination Agreement;

(iii)    a transition services agreement by and among the Parties substantially in the form of Exhibit G hereto (the “Transition Services Agreement”) and duly executed by Endo;

(iv)    the Inventory;

(v)    copies of the duly executed Endo FDA Letters;

(vi)    the Domain Name Assignment Agreement duly executed by Endo;

(vii)    the Trademark Assignment duly executed by Endo;

(viii)    evidence reasonably satisfactory to BDSI that all liens, claims and encumbrances on the Assets set forth on Schedule 10(b)(i) hereto have been discharged on or before the Closing Date; and

(ix)    such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to the Parties, as may be required to give effect to this Termination Agreement.

(b)    At the Closing, BDSI shall deliver to Endo the following:

(i)    the Assignment and Assumption Agreement duly executed by BDSI;

(ii)    the Transition Services Agreement duly executed by BDSI;

(iii)    copies of the duly executed BDSI FDA Letters; and

(iv)    such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to the Parties, as may be required to give effect to this Termination Agreement.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

10.    Representations and Warranties.

(a)    Mutual. Each Party hereby represents and warrants to the other Parties as of the Effective Date and as of the Closing that:

(i)    It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. It has the full right, corporate power and authority to enter into this Termination Agreement and to perform its obligations hereunder.

(ii)    The execution of this Termination Agreement by the individual whose signature is set forth at the end of this Termination Agreement on behalf of such Party, the delivery of this Termination Agreement by such Party, and the consummation of the transactions contemplated by this Termination Agreement have been duly authorized by all necessary corporate action on the part of such Party.

(iii)    This Termination Agreement has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

(iv)    There is no contractual restriction or obligation binding on either Party which would be materially contravened by the execution and delivery of this Termination Agreement or by the performance or observance of its terms.

(b)    By Endo. Endo represents and warrants to BDSI as of the Effective Date and as of the Closing Date that, except to the extent set forth on Schedule 10(b) (with reference to the applicable clause below for each disclosure therein):

(i)    Title to Assets. Endo has good and transferable title to each of the Assets to be assigned hereunder, and has the right to transfer and assign to BDSI (or its designee) such Assets, except, with respect to this representation and warranty as given as of the Effective Date, as set forth on Schedule 10(b)(i) hereto (and which exception shall not apply with respect hereto upon the Closing Date), free and clear of all liens, claims, and encumbrances, and upon the consummation of the transactions contemplated by this Termination Agreement, or the relevant date set forth herein therefor, BDSI shall acquire good and marketable title to, and all right, title and interest of Endo and its Affiliates in and to such Assets, free and clear of all liens, claims, and encumbrances.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(ii)    Product Trademarks. To the knowledge of Endo and its Affiliates, no Product is being or has been commercialized, sold, or offered for sale anywhere other than the United States, and no Product is being commercialized under any proprietary brand name, trademark, trade name, or logo other than the Endo Marks, Assigned Marks, and BDSI Trademarks.

(iii)    Domain Names. To the knowledge of Endo and its Affiliates, the Intellectual Property Assets constitute all the domain names, and registrations and applications therefor, web addresses, web pages, websites and related content, accounts with Twitter, Facebook and other social media companies or sites and the content found thereon and related thereto, and URLs used in connection with the manufacture, development, marketing, sale, offering for sale, and distribution of Products.

(iv)    Contracts. Endo has made available to BDSI complete, true, accurate, and correct copies of all Material Contracts.

(v)    Legal Proceedings; Notice of Noncompliance. To the knowledge of Endo and its Affiliates, there are no (A) Proceedings instituted, pending or threatened against Endo or any Affiliate thereof with respect to any Product, Material Contract or Asset or (B) actual or threatened Proceedings which present a claim to restrain or prohibit the transactions contemplated in this Termination Agreement or the Transaction Documents or which would otherwise materially and adversely affect any Assets, Material Contracts, or BDSI’s ability to manufacture, develop or commercialize Products following the Closing. To Endo’s and its Affiliates’ knowledge, neither Endo nor any Affiliate thereof has received any written correspondence from any Regulatory Authority or other governmental authority with respect to any actual or alleged failure to comply with applicable law, rule, or regulation with respect to the Product or the manufacture, use, sale, import, export, development, or commercialization thereof.

(vi)    Inventory.

(A)    All Inventory conforms to the specifications therefor set forth in the Data Room and the requirements of the Material Contracts pursuant to which it was manufactured, handled, stored and shipped in accordance with all applicable law, rules, and regulations, including but not limited to cGMP, and has an expiry date occurring no earlier than the first (1st) anniversary of the Closing Date.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(B)    Schedule 10(b)(vi) sets forth a statement of the quantities of Inventory and their book values as of the Effective Date, which is complete and accurate in all material respects.

(c)    EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 10 OF THIS TERMINATION AGREEMENT, (A) NO PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS TERMINATION AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY ANY OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 10.

11.    Mutual Release.

(a)    In consideration of the covenants, agreements and undertakings of the Parties under this Termination Agreement, each Party, on behalf of itself and its respective present and former parents, subsidiaries, Affiliates, officers, directors, shareholders, members, successors and assigns (collectively, “Releasors”), hereby releases, waives and forever discharges the other Parties and their respective present and former, direct and indirect, parents, subsidiaries, Affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands, whether foreseen or unforeseen, matured or unmatured (i) that are known by the Releasors as of the Closing Date (“Known Claims”) or (ii) whether known or unknown with respect to Endo’s and its Affiliates’ Commercially Reasonable Efforts to develop and commercialize the Product (“CRE Claims”), in each case, in law, admiralty or equity (collectively, the “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Termination Agreement arising out of or

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

relating to the Agreement, except for any Claims relating to (x) rights and obligations preserved by, created by or otherwise arising out of this Termination Agreement or any of the Transaction Documents (including, except with respect to subsection (ii) above, any indemnification or other surviving or accrued obligations under the Agreement), (y) fraud, or (z) intentional misrepresentation.

(b)    Each Party, on behalf of itself and each of its respective Releasors, understands that it may later discover CRE Claims or facts that may be different than, or in addition to, those that it or any other Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 11, and which, if known at the time of signing this Termination Agreement, may have materially affected this Termination Agreement and such Party’s decision to enter into it and grant the release contained in this Section 11. Nevertheless, the Releasors intend to fully, finally and forever settle and release all CRE Claims that now exist, may exist or previously existed, as set forth in the release contained in this Section 11, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of such additional or different facts. The Releasors hereby waive any CRE Claim that might arise as a result of such different or additional CRE Claims or facts. The Releasors expressly, knowingly and intentionally waive with respect to CRE Claims any and all rights, benefits and protections of any state or federal statute or common law principle limiting the scope of a general release.

12.    Covenants.

(a)    Conduct of the Business Prior to the Closing. From the Effective Date until the Closing, except as otherwise provided in this Termination Agreement or consented to in writing by BDSI (which consent shall not be unreasonably withheld or delayed), Endo shall use commercially reasonable efforts to maintain and preserve the rights, franchises, goodwill and relationships of its customers, lenders, suppliers, regulators and others having relationships with the Business.

(b)    Assignment of Contracts. Endo shall use commercially reasonable efforts to obtain, as quickly as reasonably practicable following the Effective Date, such consents, permissions, and/or other written authorizations necessary to enable the assignment of the Material Contracts to BDSI at Closing.

(c)    Non-Competition. During the period commencing on the Closing Date and ending on the date that is the ***, neither Endo nor any Affiliate thereof shall (i) make, have made, use, offer for sale, sell, import, market or promote any branded (i.e. not generic) transmucosal film product for the treatment of pain containing (A)

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

buprenorphine as its sole active ingredient, or (B) buprenorphine in combination with naloxone, (ii) sell pursuant to an ANDA any generic transmucosal film product which is A/B Rated to the Product, or (iii) enable any Third Party to engage in, or assist any Third Party in engaging in, any of the foregoing (collectively, the “Prohibited Activities”); provided, however, that it shall not be deemed a breach or other violation of this Section 12(c) if Endo or any of its Affiliates acquire, or are acquired by, an entity that directly or indirectly engaged in any Prohibited Activities to any material extent prior to such acquisition, and the provisions of this Section 12(c) shall not prohibit such Third Party from engaging in such Prohibited Activities following the consummation of any such acquisition. Notwithstanding anything to the contrary, for clarity, this provision and its limitations on Endo and its Affiliates shall remain unaffected by any more permissive language or provisions that may appear in Section 2.13 of that certain Distribution Agreement between Parent and Par Pharmaceutical, Inc. dated as of the Effective Date.

(d)    Material Contracts. Endo shall not terminate any Material Contract prior to the Closing Date or any Post-Closing Material Contract prior to the thirty-first (31st) day following the Closing Date. Endo shall notify BDSI as soon as reasonably practicable, in accordance with Section 16(a), of any breach of any Material Contract by Endo, any Affiliate thereof, or any counterparty thereto of which Endo or any Affiliate thereof becomes aware following the Effective Date and promptly provide BDSI all material information in Endo possession with respect thereto.

(e)    Data Room. As soon as practicable following the Closing, and in any event no later than fifteen (15) Business Days thereafter, Endo shall deliver to BDSI (i) one (1) or more DVDs or CD-ROMs containing each of the documents in the Data Room as of the Effective Date and as of the Closing, respectively. Notwithstanding any provision of this Termination Agreement to the contrary, but subject to the terms of Section 14, Endo shall have the right to retain copies of such DVDs or CD-ROMs for its records.

(f)    Other Documents and Materials. To the extent not included in the Data Room, Endo shall provide BDSI with copies of all Regulatory Approvals and Regulatory Submissions as soon as possible following the Effective Date. In addition, in each case, pursuant to the Transition Services Agreement and to the extent in Endo’s or its Affiliates’ possession or control, Endo shall provide to BDSI all customer complaints, adverse event reports, other similar records related to the Product, its use, or any pharmacovigilance or similar functions with respect thereto, any records or documentation concerning any clinical study or Manufacture of the Product, and any documentation related to any of the foregoing.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(g)    Product Inventory. ***.

(h)    Schedule Update. From and after the Effective Date until the Closing Date, Endo shall promptly notify BDSI, by written update to the Schedules hereof, of the occurrence or non-occurrence of any event which would be likely to cause any prior representation or warranty to no longer be true, and BDSI agrees not to object to such changes so long as such changes would not be reasonably expected to materially and adversely affect the condition of the Business, the Assets, or the ability of the Parties to consummate the transactions contemplated hereby. If any such changes would reasonably be expected to materially and adversely affect the condition of the Business, the Assets, or the ability of the Parties to consummate the transactions contemplated hereby, BDSI shall have the right, upon written notice to Endo prior to Closing, to terminate this Agreement and, upon such termination, all further obligations of the Parties under this Agreement will terminate (and the releases made and given under Section 11 shall be void and of no further force or effect) and be of no further force or effect, except that Sections 10(c), 13(e), 15 and 16 (except for Section 16(d)) shall survive. Subject to the termination right set forth above, the delivery of any notice permitted in this section shall cure any breach of any representation or warranty requiring disclosure of such matter as of the Effective Date.

(i)    Withdrawals and Recalls.

(i)    If any Regulatory Authority (A) threatens, initiates or advises any action to remove any Product from the market or (B) requires or advises Endo, BDSI, or any of their respective Affiliates to distribute a “Dear Doctor” letter or its equivalent regarding use of Product within *** (each, a “Regulatory Action”), then Endo or BDSI, as applicable, shall notify the other Party of such event within *** (or sooner if necessary to enable a Party to comply with applicable law) after such Party becomes aware of such Regulatory Action. Prior to the Closing Date, Endo shall have the right to decide whether to recall, withdraw or issue a field alert in connection with Product, and as between the Parties, Endo shall be responsible, at Endo’s sole expense, for conducting any recalls or withdrawals, issuing any field alerts, or taking such other necessary remedial action (each, a “Remedial Action”). On or after the Closing Date, BDSI shall have the right to decide whether to take any Remedial Action in connection with Product, and as between the Parties, BDSI shall be responsible for conducting any Remedial Action; provided, however, that, notwithstanding anything to the contrary herein, with respect to any Product sold by or on behalf of Endo or any Affiliate thereof prior to the Closing Date, Endo shall be entitled to effect (or to require BDSI to effect) any Remedial Action with respect thereto if Endo reasonably determines in good faith that such Regulatory Action is necessary or appropriate after providing BDSI a reasonable opportunity to do so and BDSI shall take all actions reasonably requested by Endo in connection therewith.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(ii)    Expenses. All costs and expenses relating to any Remedial Action with respect to Product (“Remedial Costs”) shall be borne as follows:

(A)    ***.

(B)    ***.

(C)    ***.

The preceding shall not be in lieu of or limit any obligation of indemnity of any Party hereto pursuant to this Termination Agreement, the Agreement or any other Transaction Documents. In the event a Party incurs any Remedial Costs for which the other Party is financially responsible under this Section 12(i), such Party shall provide the financially responsible Party with monthly reports within sixty (60) calendar days after the end of the applicable month setting forth in reasonable detail the amount of such Remedial Costs, and the amounts owed by the financially responsible Party to the other Party shall be paid within forty-five (45) calendar days thereafter.

(j)    Further Assurances. Following the Closing, each of the Parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Termination Agreement.

13.    Indemnification.

(a)    The indemnification obligations of the Parties set forth in Article 13 of the Agreement shall remain in effect in accordance with the terms thereof.

(b)    Without limiting, and subject to, the provisions of Section 13(a):

(i)    BDSI shall defend, indemnify and hold harmless Endo, its Affiliates, their respective permitted successors and permitted assigns, and their respective officers, directors, employees, agents, and other representatives (collectively, the “Endo Indemnified Parties”) against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind (collectively, “Losses”) arising out of or resulting from any claim of a Third Party with respect to: (a) any Assumed Liabilities, (b) any Product sold by or on behalf of BDSI

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

after the Closing, except to the extent such claim or Losses results from any circumstances described in subsection (ii) below or are otherwise subject to indemnification by Endo pursuant to this Termination Agreement, the Agreement, the Transaction Documents, or any other agreement between the Parties or any of their Affiliates, or (c) any breach of this Termination Agreement, the Agreement, or the Transaction Documents; and

(ii)    Endo shall defend, indemnify and hold harmless BDSI, its Affiliates, its and their permitted successors and permitted assigns, and its and their officers, directors, employees, agents, and other representatives (collectively, the “BDSI Indemnified Parties”) against any and all Losses arising out of or resulting from any claim of a Third Party with respect to or resulting from (a) any Inventory that was not, prior to delivery to BDSI hereunder, manufactured, handled, stored, or shipped in compliance with the Product Specifications, applicable laws, rules, or regulations, applicable Regulatory Approvals, or cGMP, (b) any breach of this Termination Agreement, the Agreement, or the Transaction Documents, or (c) any Excluded Liabilities.

(c)    Certain Limitations.

(i)    Notwithstanding anything to the contrary in this Termination Agreement, an Indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnified Party against any Losses or with respect to any Third Party claims arising out of or resulting from an Indemnified Party’s: (i) willful misconduct or grossly negligent acts or omissions; or (ii) failure to materially comply with any of its obligations set forth in this Termination Agreement.

(ii)    The aggregate liability of BDSI under Section 13(b)(i)(c) in respect of inaccuracies in, or breaches of, representations and warranties made by BDSI, and (ii) the aggregate liability of Endo under Section 13(b)(ii)(b) in respect of inaccuracies in, or breaches of, representations and warranties made by Endo, other than such representations and warranties of Endo made in Sections 10(b)(i) and 10(b)(vi), in each case, shall not exceed $*** (the “Cap”). The aggregate liability of Endo under Section 13(b)(ii)(b) in respect of inaccuracies in, or breaches of, the representations and warranties of Endo made in Section 10(b)(i) shall not exceed the Purchase Price. The aggregate liability of Endo under Section 13(b)(ii)(b) in respect of inaccuracies in, or breaches of, the representations and warranties of Endo made in Section 10(b)(vi)(B) shall not exceed an amount equal to the Asset Purchase Price less the Equipment Book Value. The aggregate liability of Endo under Section 13(b)(ii)(b) with respect to any breaches of Section 10(b)(vi)(A) shall not exceed any amounts actually

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

recovered from Third Parties in connection therewith; provided, however, that Endo shall assign the right to seek damages for such liability from the applicable Third Party to BDSI or, if such right is not assigned, use commercially reasonable efforts to seek and obtain such damages for such liability from the applicable Third Party.

(iii)    No Party shall be liable under this Section 13 for any Losses resulting from or relating to any inaccuracy in or breach of any representation or warranty in this Termination Agreement or the Agreement if the Party seeking indemnification for such Losses had knowledge of such inaccuracy or breach before the Closing, except with respect to any inaccuracy in or breach of the representations and warranties made by Endo in Section 10(b)(i).

(iv)    Notwithstanding anything to the contrary, none of the limitations set forth in the preceding subsections (ii) or (iii) shall apply to any liabilities resulting from a Party’s or any of its Affiliates’ fraud or intentional misrepresentation.

(d)    An Indemnified Party seeking indemnification under this Section 13 or Article 7 of the Transition Services Agreement shall give the Indemnifying Party: (i) prompt notice (in accordance with Section 16(a)) of the relevant claim; provided, however, that failure to provide such notice shall not relieve the Indemnifying Party from its liability or obligation hereunder except to the extent of any material prejudice directly resulting from such failure; and (ii) reasonable cooperation in the defense of such claim, at Indemnifying Party’s expense. The Indemnifying Party shall have the right to control the defense and settlement of any such claim; provided, however, that (A) the Indemnifying Party shall not, without the prior written approval of the Indemnified Party, settle or dispose of any claims in a manner that adversely affects the Indemnified Party’s rights hereunder, imposes any non-indemnified obligations on the Indemnified Party in addition to those set forth herein, or admits fault or wrongdoing on the part of the Indemnified Party, (B) Endo, as the Indemnifying Party, shall not, without the prior written approval of BDSI, settle or dispose of any claims in a manner that (i) limits the scope, validity, or enforceability of any BDSI Patents, BDSI Know-How, or BDSI Trademarks or (ii) would reasonably be expected to adversely affect BDSI’s ability to develop, manufacture, or commercialize the Product or any other product covered by any BDSI Patents. The Indemnifying Party shall keep the Indemnified Party reasonably informed of the progress of the action and shall consider the comments and observations of the Indemnified Party timely given in the course of the proceedings. Notwithstanding the foregoing, the Indemnified Party may be represented by separate counsel at the expense of the Indemnifying Party if a conflict of interest exists between the interests of the Indemnifying Party and Indemnified Party so that a single counsel representing

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

Indemnifying Party cannot adequately defend the rights of the Indemnified Party. No Indemnified Party shall enter into any settlement or voluntary disposition of any claim or Losses subject to indemnification under this Section 13 or Article 7 of the Transition Services Agreement, as applicable, without the prior written consent of the Indemnifying Party with respect thereto, which consent shall not be unreasonably withheld or delayed, except with respect to any such settlement or voluntary disposition that (a) adversely affects the Indemnifying Party’s rights hereunder, imposes any non-indemnified obligations on the Indemnifying Party in addition to those set forth herein, or admits fault or wrongdoing on the part of the Indemnifying Party, in which cases the Indemnifying Party may withhold its consent thereto in its sole discretion acting in good faith or, (b) in the event an Endo Indemnified Party is the Indemnified Party, (i) limits the scope, validity, or enforceability of any BDSI Patents, BDSI Know-How, or BDSI Trademarks or (ii) would reasonably be expected to adversely affect BDSI’s ability to develop, manufacture, or commercialize the Product or any other product covered by any BDSI Patents, in which cases BDSI, as the Indemnifying Party may withhold its consent thereto in its sole discretion. The Indemnified Party shall have the right to participate in the defense at its own expense.

(e)    IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR LOST PROFITS OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS TERMINATION AGREEMENT OR THE TRANSITION SERVICES AGREEMENT, PROVIDED THAT THE FOREGOING SHALL NOT APPLY WITH RESPECT TO FRAUD, INTENTIONAL MISREPRESENTATION, DAMAGES ACTUALLY AWARDED OR PAID TO THIRD PARTIES WITH RESPECT TO THE PARTIES’ INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION 13 OR SECTION 7 OF THE TRANSITION SERVICES AGREEMENT, OR ANY BREACH OF SECTIONS 12(c) OR 14.

14.    Confidentiality.

(a)    Definition of Confidential Information. Either Party (the “Disclosing Party”) may from time to time furnish the other Party (the “Receiving Party”) with scientific, technical, trade or business information or materials pursuant to or in connection with this Termination Agreement or the Transition Services Agreement which are treated by the Disclosing Party as confidential or proprietary, including information and materials related to, Product, processes, formulae, procedures, tests, equipment, data, batch records, reports, know-how, sources of supply, patent positioning, relationships

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

with consultants and employees, business plans and business developments, and information concerning the existence, scope or activities of any research, design, development, Manufacturing, marketing or other projects. All such disclosed information shall be referred to herein as “Confidential Information” if it is provided in writing and is designated or otherwise identified as “Confidential” at the time of disclosure, or if it is first provided orally, visually, or by inspection and is identified as “Confidential” at the time of disclosure. Notwithstanding the foregoing, Confidential Information shall also include such information or materials that would reasonably be identified or understood by the Receiving Party to be the confidential or proprietary information of the Disclosing Party, even if they are not so identified as described in the previous sentence. “BDSI Confidential Information” means any and all Confidential Information for which BDSI is the Disclosing Party and Endo the Receiving Party hereunder, provided that, notwithstanding anything to the contrary, any and all information first received from Endo or an Affiliate thereof hereunder concerning the Product, any Assets or Endo Intellectual Property shall be deemed the Confidential Information of both Parties (unless, pursuant to the terms of the Agreement, such Confidential Information is otherwise deemed to solely be the Confidential Information of BDSI).

(b)    Confidentiality. Except to the extent expressly authorized by this Termination Agreement or the Transition Services Agreement or otherwise agreed in writing by the Parties, the Parties agree that for seven (7) years following the disclosure of any Confidential Information hereunder or thereunder, the Receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose any of the Disclosing Party’s Confidential Information.

(c)    Exclusions. Notwithstanding anything herein to the contrary, the obligations of confidentiality and nonuse under this Section 14 applicable to Confidential Information hereunder shall not apply to information that Receiving Party can demonstrate:

(i)    at the time of disclosure, is known publicly or thereafter becomes known publicly through no fault of the Receiving Party, its Affiliates or agents;

(ii)    is disclosed to the Receiving Party on a non-confidential basis by a Third Party that is not legally prohibited from disclosing such information;

(iii)    was developed by the Receiving Party independently of information obtained from the Disclosing Party, as shown by the Receiving Party’s prior written records;

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(iv)    was already known to the Receiving Party before receipt from the Disclosing Party, as shown by the Receiving Party’s prior written records; or

(v)    is released with the prior written consent of the Disclosing Party.

(d)    Permitted Disclosures. Notwithstanding the foregoing, each Receiving Party may disclose the Disclosing Party’s Confidential Information (i) to the Receiving Party’s employees, consultants, Affiliates, agents, contractors, or sublicensees who are bound by obligations relating to confidentiality at least as restrictive of those contained herein and who have a need to know such information in connection with the Receiving Party’s performance of its obligations or practice of its rights under this Termination Agreement, and (ii) to Regulatory Authorities in connection with any Regulatory Submissions required for development of Product or in compliance with Regulatory Requirements.

(e)    Terms of Agreement. The Parties agree that the material terms of this Termination Agreement and the Transition Services Agreement will be considered Confidential Information of both Parties. Subject to Section 14(f) below, no Party shall, without the prior written consent of the other Party, disclose in any manner to any Third Party the material terms and conditions of this Termination Agreement or the Transition Services Agreement, except for terms or subject matter which has been the subject of prior public disclosure or has been mutually approved for such disclosure and except as set forth below. Each Party acknowledges and agrees that, notwithstanding the foregoing, (i) either Party, to the extent legally required, shall have the right to file this Termination Agreement or the Transition Services Agreement as an exhibit to its filings with the U.S. Securities and Exchange Commission, and, in addition, either Party shall have the right to disclose such terms as are required to be disclosed in its publicly-filed financial statements or other public statements, pursuant to applicable laws, regulations and stock exchange rules (e.g., the rules of the U.S. Securities and Exchange Commission, NASDAQ, NYSE or any other stock exchange on which securities issued by either Party may be listed); provided such Party shall, to the extent reasonably practicable, provide the other Party with a copy of the proposed text of such statements or disclosure (including any exhibits containing this Termination Agreement or the Transition Services Agreement) sufficiently in advance of the scheduled release or publication thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text (including redacted versions of this Termination Agreement or the Transition Services Agreement), (ii) either Party shall have the further right to disclose the material financial terms of this Termination Agreement under a confidentiality obligation no less protective than those set forth in this Termination Agreement, to any potential or actual licensee, sublicensee, acquirer, acquisition target, merger partner or target, or providers of financing and their advisors, (iii) BDSI shall

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

have the right to disclose information regarding the development or commercialization status of Product to the extent such disclosure is deemed reasonably necessary or desirable by BDSI, and (iv) BDSI shall have the right to disclose information regarding the development or commercialization status of Product to the extent such disclosure by BDSI is required by applicable laws or stock exchange rules.

(f)    Mandatory Disclosure.

(i)    Notification and Consultation. In the event that the Receiving Party is required by applicable statute or regulation or by court order or judicial or administrative process to disclose any part of the Disclosing Party’s Confidential Information (including material terms or conditions of this Termination Agreement), the Receiving Party shall, to the extent reasonably practicable, (A) promptly notify the Disclosing Party of each such requirement and identify the documents so required thereby, so that the Disclosing Party may seek or request the Receiving Party to seek an appropriate protective order, confidential treatment or other remedy and/or waive compliance by the Receiving Party with the provisions of this Termination Agreement and (B) consult with the Disclosing Party on the advisability of taking legally available steps to resist or narrow the scope of such requirement.

(ii)    Limited Disclosure. If, in the absence of such a protective order, confidential treatment request, other remedy or waiver by the Disclosing Party, the Receiving Party is nonetheless required to disclose any part of the Disclosing Party’s Confidential Information or any material terms or conditions of this Termination Agreement or the Transition Services Agreement, the Receiving Party may disclose such Confidential Information or material terms or conditions without liability under this Termination Agreement or the Transition Services Agreement, except that the Receiving Party shall furnish only that portion of the Confidential Information or material terms or conditions that is legally required.

(g)    Each Party shall be responsible for any breach of this Section 14 caused by any of its Affiliates, employees, advisors, or other representatives. Notwithstanding the foregoing, if any Confidential Information is permissibly disclosed pursuant to Section 15, such information will no longer be deemed “Confidential Information” for the purposes of this Section 14.

15.    Publicity and Announcements. No Party shall (orally or in writing) publicly disclose or issue any press release or make any other public statement, or otherwise communicate with the media, directly concerning the existence of this Termination Agreement, the Transition Services Agreement or the terms hereof or thereof, without the prior written

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

approval of the other Parties (which shall not be unreasonably withheld or delayed), except to the extent that such Party (based upon the reasonable advice of counsel) is required to make any public disclosure or filing with respect to the existence or terms of this Termination Agreement or the Transition Services Agreement (a) by applicable law or (b) pursuant to any rules or regulations of any securities exchange of which the securities of such Party or any of its Affiliates are listed or traded, in which case, the disclosing Party shall, to the extent reasonably practicable, provide the other Party a reasonable opportunity to review and comment on such disclosure or filing, which opportunity shall not be required to exceed two (2) Business Days.

16.    Miscellaneous.

(a)    Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only (a) when delivered to the Party personally, (b) five (5) days after sent to the Party by registered mail, return receipt requested, postage prepaid, (c) the second (2nd) Business Day after sent by a nationally recognized courier service guaranteeing next-day or second-day delivery, charges prepaid, in each case addressed to the Party at its address set forth below, or (d) the first (1st) Business Day after sent by facsimile transmission to the number set forth below, or at such other address or fax number as such Party may from time to time specify by notice given in the manner provided herein to the Party entitled to receive notice hereunder:

For BDSI:	BioDelivery Sciences International, Inc.
4131 Parklake Ave #225
Raleigh, NC 27612
Attention: Chief Executive Officer
Fax: (919) 582-9051

With a copy to (which shall not constitute notice):

Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, NC 27607
Attn: Jason S. Wood
Fax: (919) 781-4865

For Endo:	Endo Pharmaceuticals Inc.
c/o Endo Health Solutions
1400 Atwater Drive
Malvern, PA 19355
Attention: Chief Executive Officer
Fax: (610) 884-7612

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

With a copy to (which shall not constitute notice):

Endo Pharmaceuticals Inc.
c/o Endo Health Solutions
1400 Atwater Drive
Malvern, PA 19355
Attention: Chief Legal Officer
Fax: (610) 884-7159

With a copy to (which shall not constitute notice):

Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103
Attention: Neil K. Haimm, Esq.
Email: Neil.Haimm@dbr.com
Fax No.: (215) 988-2757

(b)    Governing Law. This Termination Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware and the federal laws of the United States, in each case without reference to choice of law rules.

(c)    Dispute Resolution. In the event of any dispute under this Termination Agreement (other than disputes excluded in subsection (i) below), the Parties shall refer such dispute to the Applicable Senior Officers for attempted resolution by good faith negotiations within thirty (30) days after such referral is made. If the Applicable Senior Officers are unable to resolve the dispute within such thirty (30) day period, either Party may proceed as set forth below.

(i)    Alternative Dispute Resolution. Any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Termination Agreement, including disputes relating to an alleged breach or to termination of this Termination Agreement and including any claim of inducement by fraud or otherwise, but excluding any dispute, controversy or claim arising out of or relating to the validity, enforceability, or infringement of any BDSI Patent or any suit or claim for injunctive relief under Section 16(c)(iv) (which shall be submitted to a court of competent jurisdiction), shall be settled by mediation and arbitration in the manner described below.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(ii)    Mediation. The Applicable Senior Officers shall mutually select a mediator with appropriate expertise in the subject matter to which the dispute relates, who will be engaged to resolve the dispute. If the Applicable Senior Officers cannot agree on a mediator within fifteen (15) days, each Party may seek appropriate resolution through arbitration as described below. If the Parties are unable to resolve their dispute through mediation within ninety (90) days after mutual selection of the mediator(s), either Party may seek appropriate resolution through arbitration as described below.

(iii)    Arbitration. Any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Termination Agreement which is not resolved by mediation as set forth above, including disputes relating to alleged breach or to termination of this Termination Agreement shall be settled by binding arbitration (“Arbitration”) in the manner described below:

(A)    If a Party intends to begin an Arbitration to resolve a dispute, such Party shall provide written notice (the “Arbitration Request”) to the other Party informing such other Party of such intention and the issues to be resolved. Within ten (10) Business Days after the receipt of the Arbitration Request, the other Party may, by written notice to the Party initiating Arbitration, add additional issues to be resolved.

(B)    Procedure. The Arbitration shall be conducted pursuant to the then-current JAMS/ENDISPUTE Rules (streamlined for disputes involving $*** or less (and not the right to terminate this Termination Agreement) and comprehensive for disputes involving more than $*** or involving a right to terminate this Termination Agreement). Notwithstanding those rules, the following provisions shall apply to the Arbitration hereunder:

(C)    Arbitrator. In the event that the dispute at issue involves an amount less than $*** and not the termination of this Termination Agreement, the Arbitration shall be conducted by one (1) independent, neutral arbitrator and, to the extent reasonably available through JAMS, reasonably expert in the U.S. pharmaceutical industry (the “Threshold 1 Arbitrator”). In the event, however, that the dispute at issue involves an amount greater than $*** or the termination of this Termination Agreement, the Arbitration shall be conducted by a panel of three (3) independent, neutral arbitrators and, to the extent reasonably available through JAMS, reasonably expert in the U.S. pharmaceutical industry

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(collectively, with the Threshold 1 Arbitrator, the “Arbitrators”). The Arbitrators shall be selected from a pool of retired independent federal judges to be presented to the Parties by JAMS/ENDISPUTE. Neither Party shall engage in ex parte contact with the Arbitrators.

(D)    Proceedings. The time periods set forth in the JAMS/ENDISPUTE rules shall be followed, unless a Party can demonstrate to the Arbitrators that the complexity of the issues or other reasons warrant the extension of one or more of the time tables. Notwithstanding the foregoing, the Arbitrators shall render a written opinion setting forth findings of fact and conclusions of law with the reason therefor stated within no later than six (6) months from the date on which the Arbitrators were appointed to the dispute. A transcript of the evidence adduced at the hearing shall be made and, upon request, shall be made available to each Party. The Arbitrators shall, in rendering their decision, apply the substantive law of the Commonwealth of Pennsylvania and the federal law of the U.S., in each case without regard to conflict of laws provisions, except that the interpretation of and enforcement of this Section 16(c) shall be governed by the Federal Arbitration Act. The Arbitrator shall apply the Federal Rules of Evidence to the hearing. The proceeding shall take place in Philadelphia, Pennsylvania. The fees of the Arbitrators and JAMS/ENDISPUTE shall be paid by the losing Party, which shall be designated by the Arbitrator. If the Arbitrator is unable to designate a losing Party, it shall so state and the fees shall be split equally between the Parties.

(E)    Award. Subject to Sections 16(c)(i) and 16(c)(iv), the Arbitrator is empowered to award any remedy allowed by law, including money damages, prejudgment interest and attorneys’ fees, and to grant final, complete, interim, or interlocutory relief, including injunctive relief.

(F)    Costs. Except as set forth in subsections (iii)(B) and (C) above, each Party shall bear its own legal fees and costs.

(G)    Confidentiality. The Arbitration proceeding shall be confidential and the Arbitrators shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by law, no Party shall make (or instruct the Arbitrators to make) any public announcement with respect to the proceedings or decision of the Arbitrators without prior written consent of each other Party. The existence of any dispute submitted to Arbitration, and any award with

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

respect thereto, shall be kept in confidence by the Parties and the Arbitrators, except as required in connection with the enforcement of such award or as otherwise required by applicable law.

(H)    Judgment; Provisional Remedies. The United States District Court for the Eastern District of Pennsylvania may enter judgment upon any award. The Parties consent to the jurisdiction of the above-specified Court for the enforcement of these provisions and the entry of judgment on any award. In the event such Court lacks jurisdiction, then any court having jurisdiction of this matter may enter judgment upon any award and provide the same relief. Without limitation of subsection 16(c)(iv) below, each Party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

(I)    Language. All pleadings, complaints and other documents filed or presented in connection with, and all proceedings in, any dispute resolution proceeding described in this Section 16(c) must be in the English language.

(iv)    Injunctive Relief. Notwithstanding anything to the contrary, each Party shall be entitled to seek injunctive relief to enforce the respective covenants and agreements of the Parties in this Termination Agreement, including the respective rights and obligations of the Parties under Sections 12(c) and 14.

(d)    Nature of Licenses. All rights and licenses granted pursuant to this Termination Agreement are, and shall otherwise be deemed to be, for purposes of 11 U.S.C. § 365(n) of the Bankruptcy Laws, licenses of rights to “intellectual property” as defined under 11 U.S.C. § 101(35A) of the Bankruptcy Laws. The Parties agree that a Party granted any rights or licenses under this Termination Agreement (the “Licensee”) by the other Party (the “Licensor”) shall retain and may fully exercise all of Licensee’s rights, including any right to enforce any exclusivity provision of this Termination Agreement, remedies, and elections under Bankruptcy Laws. To the fullest extent permitted by law, the Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Licensor under the Bankruptcy Laws, the Licensee shall be entitled to all applicable rights under 11 U.S.C. § 365(n) of the Bankruptcy Laws, including copies and access to, as appropriate, any such intellectual property and all embodiments of such intellectual property upon written request therefor by the Licensee, and such, if not already in its possession, shall be promptly delivered to the Licensee.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

Without limiting the generality of the foregoing, if a case is commenced by or against a Party (the “Subject Party”) under the Bankruptcy Laws, such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee) shall as the other Party (the “Non-Subject Party”) may elect in a written request, immediately upon such request:

(i)    perform all of the obligations provided in this Termination Agreement to be performed by the Subject Party, including, where applicable and without limitation, providing to the Non-Subject Party portions of such intellectual property (including embodiments thereof) held by the Subject Party and such successors and assigns or otherwise available to them; or

(ii)    provide to the Non-Subject Party all such intellectual property (including all embodiments thereof) held by the Subject Party and such successors and assigns or otherwise available to them as called for under this Termination Agreement; and

(iii)    not interfere with the rights of the Non-Subject Party under this Termination Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided hereunder and in 11 U.S.C. § 365(n) of the Bankruptcy Laws.

If (x) a case under the Bankruptcy Laws is commenced by or against the Subject Party, (y) this Termination Agreement is rejected as provided in the Bankruptcy Laws, and (z) the Non-Subject Party elects to retain its rights under this Termination Agreement as provided in the Bankruptcy Laws, then the Subject Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee) shall provide to the Non-Subject Party all such intellectual property required to be provided to the Non-Subject Party hereunder (including all embodiments thereof) held by the Subject Party and such successors and assigns, or otherwise available to them, immediately upon the Non-Subject Party’s written request. Whenever a Subject Party or any of its successors or assigns provides to the Non-Subject Party any of the intellectual property licensed under this Termination Agreement (or any embodiment thereof) pursuant to this Section, the Non-Subject Party shall have the right to perform the obligations of the Subject Party under this Termination Agreement with respect to such intellectual property, but neither this provision nor such performance by the Non-Subject Party shall release the Subject Party from any such obligation or liability for failing to perform. The Parties acknowledge that no payments by BDSI under this Termination Agreement constitute “royalties” within the meaning of the Bankruptcy Laws or relate to licenses of intellectual property under this Termination Agreement.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(e)    Amendment. This Termination Agreement and each of the terms and provisions hereof, may only be amended, modified, waived or supplemented by an agreement in writing signed by each Party.

(f)    Assignment. Neither Party may assign, transfer or delegate any or all of its rights or obligations under this Termination Agreement without the prior written consent of the other Parties, except that a Party may assign this Termination Agreement without the consent of the other Parties to any Affiliate of such Party (such permitted assignment to an Affiliate to include the right of BDSI to assign its obligations in respect to parts of the Agreement to different Affiliates) or in connection with (a) the sale or acquisition of such Party, (b) the sale of all or substantially all of the assets of such Party (or that portion thereof related to the subject matter of this Termination Agreement), or (c) such Party’s merger, consolidation, reorganization, or similar transaction. No assignment will relieve the assigning party of any of its obligations hereunder. Any attempted assignment, transfer or other conveyance in violation of the foregoing will be null and void. This Termination Agreement will inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(g)    Counterparts. This Termination Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Termination Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Termination Agreement.

(h)    Interpretation. For purposes of this Termination Agreement: (i) the words “include,” “includes” and “including” are deemed to be followed by the words “without limitation”; (ii) the word “or” is not exclusive; (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Termination Agreement as a whole; (iv) words denoting the singular have a comparable meaning when used in the plural, and vice-versa; and (v) words denoting any gender include all genders. Unless the context otherwise requires, any reference to a “Section,” “Exhibit,” or “Schedule” shall be deemed to refer to a Section of this Termination Agreement, Exhibit to this Termination Agreement or a Schedule to this Termination Agreement, as applicable. The Parties drafted this Termination Agreement without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

FOIA CONFIDENTIAL TREATMENT REQUESTED BY

BIODELIVERY SCIENCES INTERNATIONAL, INC.

IRS EMPLOYER IDENTIFICATION NUMBER 35-2089858

***CONFIDENTIAL TREATMENT REQUESTED***

Note: The portions hereof for which confidential

treatment are being requested are denoted with “***”

(i)    Headings. The headings in this Termination Agreement are for reference only and do not affect the interpretation of this Termination Agreement.

(j)    Enforceability. If any term or provision of this Termination Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Termination Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

(k)    Entire Agreement. This Termination Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(l)    Costs and Expenses. Each Party shall pay its own costs and expenses in connection with the drafting, negotiation and execution of this Termination Agreement (including the fees and expenses of its advisors, accounts and legal counsel).

(m)    No Third Party Beneficiaries. This Termination Agreement benefits solely the Parties hereto and their respective permitted successors and permitted assigns, and nothing in this Termination Agreement, express or implied, confers on any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Termination Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Termination Agreement as of the date first written above.

ARIUS PHARMACEUTICALS, INC.

By	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

ARIUS TWO, INC.

By	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and CEO

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and CEO

ENDO PHARMACEUTICALS INC.

By	/s/ Paul V. Campanelli
Name:	Paul V. Campanelli
Title:	President and CEO

SCHEDULE 1(b)

Assigned Marks

TRADEMARK	COUNTRY	STATUS	APPLN NO.	APPLN DATE	REG. NO.	REG. DATE	OWNER
BELBUCA	BRAZIL	PENDING	908340753	9/24/2014			ENDO PHARMACEUTICALS INC.

BELBUCA	CANADA	ALLOWED	1694096	9/16/2014			ENDO PHARMACEUTICALS INC.

BELBUCA	EUROPEAN UNION	REGISTERED	A0045067	9/16/2014	1228983	9/16/2014	ENDO PHARMACEUTICALS INC.

BELBUCA	MEXICO	REGISTERED	A0045067	9/16/2014	1228983	9/16/2014	ENDO PHARMACEUTICALS INC.

BELBUCA	NORWAY	REGISTERED	A0045067	9/16/2014	1228983	9/16/2014	ENDO PHARMACEUTICALS INC.

BELBUCA	SOUTH AFRICA	PUBLISHED	201425362	9/18/2014			ENDO PHARMACEUTICALS INC.

BELBUCA	SWITZERLAND	REGISTERED	A0045067	9/16/2014	1228983	9/16/2014	ENDO PHARMACEUTICALS INC.

BELBUCA	UNITED STATES	REGISTERED	86235385	3/28/2014	4946787	4/26/2016	ENDO PHARMACEUTICALS INC.

BELBUCA	WIPO	REGISTERED	A0045067	9/16/2014	1228983	9/16/2014	ENDO PHARMACEUTICALS INC.

BELBUCA LOGO		UNFILED					ENDO PHARMACEUTICALS INC.

Two-overlapping square logo		UNFILED					ENDO PHARMACEUTICALS INC.

Life on Film		UNFILED					ENDO PHARMACEUTICALS INC.

SCHEDULE 3(C)

(i)	Regulatory Approvals

NDA #N207932

Active Ingredient: Buprenorphine Hydrochloride

Proprietary name: Belbuca

Dosage Form: Film

Route: Buccal

Strengths: EQ 0.075mg, 0.15mg, 0.30mg, 0.45mg, 0.6mg, 0.75mg, 0.9mg Base

Applicant Holder: Endo Pharmaceuticals Inc.

(ii)	Product Manufacture:

1-	ARx LLC Master Supply Agreement 1JAN2016

2-	ARx LLC- Product Supply Scope No1 02JAN2016

3-	The Tapemark Company Master Supply Agreement 11NOV2015

4-	The Tapemark Company Product Supply Scope No1 02DEC2015

SCHEDULE 4(a)

Inventory

(i) Product Inventory and (ii) Work-in-Progress Inventory

***

SCHEDULE 4(b)

Material Contracts

(i)	Closing Material Contracts:

1-	ARx LLC Master Supply Agreement 1JAN2016

2-	ARx LLC- Product Supply Scope No1 02JAN2016

3-	The Tapemark Company Master Supply Agreement 11NOV2015

4-	The Tapemark Company Product Supply Scope No1 02DEC2015

(ii)	Post-Closing Material Contracts:

NA

SCHEDULE 4(c)

Intellectual Property Assets

Domain Name: BELBUCA.COM

Registrar: CSC CORPORATE DOMAINS, INC.

Sponsoring Registrar IANA ID: 299

Whois Server: whois.corporatedomains.com

Referral URL: http://www.cscglobal.com/global/web/csc/digital-brand-services.html

Name Server: DNS1.CSCDNS.NET

Name Server: DNS2.CSCDNS.NET

Status: clientTransferProhibited https://icann.org/epp#clientTransferProhibited

Updated Date: 12-feb-2015

Creation Date: 01-may-2014

Expiration Date: 01-may-2017

Domain Name: BELBUCA.NET

Registrar: CSC CORPORATE DOMAINS, INC.

Sponsoring Registrar IANA ID: 299

Whois Server: whois.corporatedomains.com

Referral URL: http://www.cscglobal.com/global/web/csc/digital-brand-services.html

Name Server: DNS1.CSCDNS.NET

Name Server: DNS2.CSCDNS.NET

Status: clientTransferProhibited https://icann.org/epp#clientTransferProhibited

Updated Date: 05-sep-2016

Creation Date: 09-sep-2014

Expiration Date: 09-sep-2017

Domain Name: BELBUCAAPPLICATION.COM

Registrar: CSC CORPORATE DOMAINS, INC.

Sponsoring Registrar IANA ID: 299

Whois Server: whois.corporatedomains.com

Referral URL: http://www.cscglobal.com/global/web/csc/digital-brand-services.html

Name Server: DNS1.CSCDNS.NET

Name Server: DNS2.CSCDNS.NET

Status: clientTransferProhibited https://icann.org/epp#clientTransferProhibited

Updated Date: 16-mar-2016

Creation Date: 16-mar-2016

Expiration Date: 16-mar-2017

Domain Name: BELBUCAFILM.COM

Registrar: CSC CORPORATE DOMAINS, INC.

Sponsoring Registrar IANA ID: 299

Whois Server: whois.corporatedomains.com

Referral URL: http://www.cscglobal.com/global/web/csc/digital-brand-services.html

Name Server: DNS1.CSCDNS.NET

Name Server: DNS2.CSCDNS.NET

Status: clientTransferProhibited https://icann.org/epp#clientTransferProhibited

Updated Date: 16-mar-2016

Creation Date: 16-mar-2016

Expiration Date: 16-mar-2017

Domain Name: BELBUCAREMS.COM

Registrar: CSC CORPORATE DOMAINS, INC.

Sponsoring Registrar IANA ID: 299

Whois Server: whois.corporatedomains.com

Referral URL: http://www.cscglobal.com/global/web/csc/digital-brand-services.html

Name Server: DNS1.CSCDNS.NET

Name Server: DNS2.CSCDNS.NET

Status: clientTransferProhibited https://icann.org/epp#clientTransferProhibited

Updated Date: 09-jul-2016

Creation Date: 13-jul-2015

Expiration Date: 13-jul-2017

Domain Name: BELBUCAUSA.COM

Registrar: CSC CORPORATE DOMAINS, INC.

Sponsoring Registrar IANA ID: 299

Whois Server: whois.corporatedomains.com

Referral URL: http://www.cscglobal.com/global/web/csc/digital-brand-services.html

Name Server: DNS1.CSCDNS.NET

Name Server: DNS2.CSCDNS.NET

Status: clientTransferProhibited https://icann.org/epp#clientTransferProhibited

Updated Date: 05-sep-2016

Creation Date: 09-sep-2014

Expiration Date: 09-sep-2017

SCHEDULE 4(d)

Equipment

***

***

SCHEDULE 7(a)

***

***

SCHEDULE 7(c)

***

***

SCHEDULE 10(b)

Exceptions to Endo Representations and Warranties

(i)    Liens and Encumbrances:

None

(vi)    Inventory:

See Schedule 4(a)(i) and (ii).